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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05769
Invesco Van Kampen High Income Trust II

(Exact name of registrant as specified in charter)
1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)
Colin D. Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 12/31
Date of reporting period: 12/31/10

Item 1. Reports to Stockholders.

Annual Report to Shareholders	December 31, 2010

Invesco Van Kampen High Income Trust II
NYSE: VLT

2	Performance Summary
2	Management Discussion
4	Supplemental Information
5	Dividend Reinvestment Plan
6	Schedule of Investments
17	Financial Statements
21	Financial Highlights
22	Notes to Financial Statements
28	Auditor's Report
29	Tax Information
30	Results of Proxy
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Van Kampen High Income Trust II was renamed Invesco Van Kampen High Income Trust II.
     On June 25, 2010, Peter Ehret, head of High Yield and portfolio manager, and his investment team took over management of the Trust. A listing of your Trust’s managers appears later in this report.
     For the reporting period ended December 31, 2010, Invesco Van Kampen High Income Trust II, at net asset value (NAV), outperformed the Trust’s style-specific index, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, due mainly to the Trust’s use of financial leverage in what was generally a rising market.

Performance
Total returns, 12/31/09 to 12/31/10

Trust at NAV	15.55%

Trust at Market Value	21.67

Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index▼	14.94

Market Price Discount to NAV as of 12/31/10	-0.87%

▼	Lipper Inc.
The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in net asset value (NAV) for performance based on NAV and changes in market price for performance based on market price.
     Since the Trust is a closed-end management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds”, are typically

Portfolio Composition†
By credit quality rating

A	1.0%

BBB	4.0

BB	40.6

B	43.4

CCC	7.5

Non-Rated	2.6

Cash	0.9

†	Source: Standard and Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard and Poor’s rating methodology, please visit www.standardandpoors.com and select ‘Understanding Ratings’ under Rating Resources on the homepage.
corporate bonds of U.S.-based companies, many of which are moderately sized firms. We principally invest in junk bonds rated B or above, although we regularly own bonds of lesser quality as well. We

Top 10 Fixed Income Issuers*

1.	Ally Financial, Inc.	2.5%

2.	HCA, Inc.	2.4

3.	International Lease Finance Corp.	2.1

4.	MGM Resorts International	2.0

5.	Nielsen Finance LLC/Nielsen Finance Co.	1.9

6.	Harrah’s Operating Co., Inc.	1.9

7.	Sprint Capital Corp.	1.8

8.	Ford Motor Credit Co., LLC	1.7

9.	Ply Gem Industries, Inc.	1.7

10.	Freescale Semiconductor, Inc.	1.6

Total Net Assets	$60.9 million

Total Number of Holdings*	282
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
*Excluding money market fund holdings.

Top Five Industries

1.	Casinos & Gaming	10.4%

2.	Oil & Gas Exploration & Production	9.1

3.	Wireless Telecommunication Services	7.3

4.	Building Products	7.2

5.	Health Care Facilities	5.3

may invest in convertible bonds, preferred stock, derivatives and bank loans, but we currently do not expect these instruments to be a substantial part of our portfolio.
     The primary driver of our security selection is fundamental bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an on-going review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Trust design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters appropriate for the current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time, taking into account security selection skill and market opportunities.
     Sell decisions are based on:
■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations, or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Trust
In the U.S. and most of the developed world, a gradual and somewhat lackluster recovery continued, with central banks keeping interest rates at low levels and with few of them withdrawing their quantitative easing measures. This helped private sector companies improve their balance sheets and earnings following the global financial crisis that began to dissipate in early 2009. However, investor skepticism of global governments’ abilities to retire huge amounts of debt without affecting economic growth rates caused sovereign debt distress (especially for eurozone countries) and became a focal point of investor concern.
     In the U.S., economic recovery was present, although the pace of recovery remained modest as stubbornly high unemployment and export weakness

2	Invesco Van Kampen High Income Trust II

continued to weigh on the economy. Real gross domestic product, the broadest measure of overall U.S. economic activity, increased at an annual rate of 3.7%, 1.7%, and 2.6% for the first, second and third quarters of 2010, respectively.1 The U.S. Federal Reserve (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in a range of zero to 0.25%.2 The Fed recently described its view of the U.S. economy by stating: “The Committee anticipates a gradual return to higher levels of resource utilization in a context of price stability, although the pace of economic recovery is likely to be more modest in the near term than had been anticipated.”2 Consequently, it was widely expected that the Fed would continue to keep interest rates low for an extended period.
     Defaults in the high yield bond market reached extreme lows in 2010 and were below those recorded during the previous year.
     The broad U.S. high yield bond market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index, generated strong positive total return for the 12 months ended December 31, 2010. Slow but steady economic growth, the avoidance of a double-dip recession, a recovery in corporate financial health, strong inflows into the high yield asset class, low overall interest rates and a decline in defaults boosted the performance of high yield bonds. In May and November of 2010, debt concerns in Europe caused investors to scale back their risk profile and embrace the safe haven of U.S. government-related securities. Late in the year, U.S. Treasury yields began to rise. Nonetheless, the impact was insufficient to erase gains realized by non-government bonds over the Trust’s fiscal year.
     On an absolute basis, the Trust generated positive returns for the 12-month period. The prior Trust managers maintained a defensive posture and were underweight in lower quality CCC rated issues for the first half of the reporting period. This was the main detractor from performance as lower credit quality issues experienced the most significant positive returns in the high yield market.3 The previous managers also favored higher quality, more liquid bonds with an emphasis on issuers with solid asset coverage. The Trust’s overweight in the oil field services industry and the telecommunications wirelines industry detracted from performance as these asset classes underperformed for the first half of the reporting period.3 The Trust’s underweight in the financials sector, particularly in the banking and finance company industries, was a significant detractor as these assets outperformed during the period.3
     Since taking over management of the Trust on June 25, 2010, we have worked on aligning the Trust to the Invesco research team’s outlook. We have gradually built up our investment weights in financials companies, particularly in banking and insurance companies; however, we remained cautious about the lower quality bonds. The largest detractors for the second half of the reporting period stemmed from security selection in the consumer cyclical services and media non-cable industries and in the information technology sector. The Trust’s main sources of outperformance were in the automotive, electric and pipelines industries.
     During the 12-month period, the Trust employed a leverage strategy which involved borrowing money at short-term rates and reinvesting the proceeds in longer term securities, taking advantage of the difference between short and longer term rates and the additional yield received on underlying investments. The low level of short-term interest rates during the reporting period made the Trust’s borrowing activity relatively inexpensive. At the same time, the price of longer term securities generally rose. As a result, the Trust’s significant volume of leverage enhanced overall returns and was a meaningful contributor for the period.
     The Trust trades at a market price and also has an NAV. The Trust traded at a premium to NAV from March through early December, but ended the year at a slight discount. The discount was highest at the beginning of the reporting period while the premium peaked in July.
     We remain generally positive in our assessment of high yield securities; however, macroeconomic risks, slow economic growth and the potential for a double-dip recession and current valuations make us cautious about owning riskier assets. We believe the risk of holding those highest risk securities outweighs potential benefits for the Trust at this time.
     Thank you for investing in Invesco Van Kampen High Income Trust II and for sharing our long-term investment horizon.
1 Bureau of Economic Analysis
2 U.S. Federal Reserve
3 Barclays Capital
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. Mr. Ehret began managing the Trust in 2010. He has been associated with the Trust’s investment adviser or its investment advisory affiliates since 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. Mr. Hughes began managing the Trust in 2010. He has been associated with the Trust’s investment adviser or its investment advisory affiliates since 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.
Scott Roberts
Chartered Financial Analyst, portfolio manager, is manager of Invesco Van Kampen High Income Trust II. Mr. Roberts began managing the Trust in 2010. He has been associated with the Trust’s investment adviser or its investment advisory affiliates since 2000. Mr. Roberts earned a B.B.A. in finance from the University of Houston.

3	Invesco Van Kampen High Income Trust II

Invesco Van Kampen High Income Trust II’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed diversified portfolio of income producing, fixed income securities.
■	Unless otherwise stated, information presented in this report is as of December 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Trust’s reports, visit invesco.com/fundreports.

Principal risks of investing in the Trust
■	The prices of securities held by the Trust may decline in response to market risks.

■	Other risks are described and defined later in this report.

About indexes used in this report
■	The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index that covers U.S. corporate, fixed-rate, non-investment grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.

■	The Trust is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Trust performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Trust period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Trust NYSE Symbol	VLT

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

4	Invesco Van Kampen High Income Trust II

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Trust. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits
■	Add to your account

You may increase the amount of shares in your Trust easily and automatically with the Plan.

■	Low transaction costs

Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

■	Convenience

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to invesco.com/us.

■	Safekeeping

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can enroll in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, RI 02940-3078. Please include your fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before such Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distributions.

How the Plan Works
If you choose to participate in the Plan, whenever your Trust declares such Distributions, it will be invested in additional shares of your Trust that are purchased on the open market.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by your Trust. However, you will pay your portion of any per share fees incurred when the new shares are purchased on the open market. These fees are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any per share or service fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
     Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Van Kampen Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.

2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay.

3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.
     To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5	Invesco Van Kampen High Income Trust II

Schedule of Investments

December 31, 2010

			Par
			Amount
	Coupon	Maturity	(000)	Value

Corporate Bonds–138.6%
Advertising–0.3%
Lamar Media Corp.	7.875%	04/15/18	$185	$196,794

Aerospace & Defense–2.4%
Alliant Techsystems, Inc.	6.875%	09/15/20	35	36,137

BE Aerospace, Inc.	6.875%	10/01/20	220	227,700

Bombardier, Inc. (Canada)(a)	7.750%	03/15/20	295	321,550

Hexcel Corp.	6.750%	02/01/15	395	404,875

Triumph Group, Inc.	8.000%	11/15/17	440	465,300

				1,455,562

Airlines–3.9%
American Airlines, Inc.	10.180%	01/02/13	418	423,808

Continental Airlines, Inc., Ser B	9.250%	05/10/17	114	123,672

Continental Airlines, Inc., Ser C	7.339%	04/19/14	829	837,482

Delta Air Lines, Inc.(a)	9.500%	09/15/14	485	529,863

Inaer Aviation Finance Ltd. (Spain)(a)	9.500%	08/01/17	50	64,142

UAL 2007-1 Pass Through Trust	6.636%	07/02/22	104	106,282

UAL 2009-2B Pass Through Trust(a)	12.000%	01/15/16	238	267,231

				2,352,480

Alternative Carriers–0.7%
Hughes Network Systems LLC / HNS Finance Corp.	9.500%	04/15/14	205	212,431

Inmarsat Finance PLC (United Kingdom)(a)	7.375%	12/01/17	235	248,513

				460,944

Aluminum–0.4%
Century Aluminum Co.	8.000%	05/15/14	210	222,206

Apparel, Accessories & Luxury Goods–2.7%
Boardriders SA (Luxembourg)(a)	8.875%	12/15/17	100	140,311

Hanesbrands, Inc.(a)	6.375%	12/15/20	220	212,300

Oxford Industries, Inc.	11.375%	07/15/15	600	676,500

Phillips-Van Heusen Corp.	7.375%	05/15/20	140	148,750

Quiksilver, Inc.	6.875%	04/15/15	460	451,950

				1,629,811

Asset Management & Custody Banks–0.6%
Accellent, Inc.(a)	10.000%	11/01/17	35	33,075

Travelport LLC / Travelport, Inc.	9.000%	03/01/16	330	320,925

				354,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Auto Parts & Equipment–0.5%
Allison Transmission, Inc.(a)	11.000%	11/01/15	$95	$103,787

Tenneco, Inc.(a)	6.875%	12/15/20	65	66,300

Tenneco, Inc.(a)	7.750%	08/15/18	110	117,150

				287,237

Automobile Manufacturers–0.9%
Case New Holland, Inc.(a)	7.875%	12/01/17	255	281,775

Motors Liquidation Co.(b)	8.375%	07/15/33	680	247,350

				529,125

Broadcasting–3.9%
Allbritton Communications Co.	8.000%	05/15/18	240	243,600

CET 21 Spol Sro (Czech Republic)(a)	9.000%	11/01/17	100	138,307

EN Germany Holdings BV (Netherlands)	10.750%	11/15/15	200	275,020

ITV PLC (United Kingdom)	5.375%	10/19/15	50	76,006

ITV PLC (United Kingdom)	7.375%	01/05/17	70	111,866

Nielsen Finance LLC / Nielsen Finance Co.	11.625%	02/01/14	1,000	1,162,500

Polish Telev Holding	11.250%	05/15/17	95	131,398

TVN Finance Corp. II AB (Sweden)(a)	10.750%	11/15/17	140	206,726

				2,345,423

Building Materials–0.3%
Pipe Holdings PLC (United Kingdom)	9.500%	11/01/15	100	159,418

Building Products–7.2%
Associated Materials LLC(a)	9.125%	11/01/17	315	332,325

Building Materials Corp.(a)	6.875%	08/15/18	180	179,100

Building Materials Corp.(a)	7.500%	03/15/20	170	174,675

Calicipar SA	2.213%	07/01/14	235	284,198

Gibraltar Industries, Inc., Ser B	8.000%	12/01/15	270	273,712

Nortek, Inc.(a)	10.000%	12/01/18	195	204,262

Nortek, Inc.	11.000%	12/01/13	585	625,950

Ply Gem Industries, Inc.	11.750%	06/15/13	805	863,363

Ply Gem Industries, Inc.	13.125%	07/15/14	145	154,425

Roofing Supply Group LLC / Roofing Supply Finance, Inc.(a)	8.625%	12/01/17	510	531,675

USG Corp.(a)	8.375%	10/15/18	30	29,550

USG Corp.(a)	9.750%	08/01/14	670	711,875

				4,365,110

Cable & Satellite–2.2%
CSC Holdings LLC	8.625%	02/15/19	355	406,475

XM Satellite Radio, Inc.(a)	7.625%	11/01/18	335	347,562

Ziggo Bond Co. (Netherlands)(a)	8.000%	05/15/18	420	580,890

				1,334,927

Casinos & Gaming–10.4%
Ameristar Casinos, Inc.	9.250%	06/01/14	545	585,875

Boyd Gaming Corp.(a)	9.125%	12/01/18	35	35,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Casinos & Gaming–(continued)

Codere Finance SA (Luxembourg)(a)	8.250%	06/15/15	$200	$267,260

Gateway Casinos & Entertainment, Ltd. (Canada)(a)	8.875%	11/15/17	150	155,951

Great Canadian Gaming Co. (Canada)(a)	7.250%	02/15/15	245	252,350

Harrah’s Operating Co., Inc.	5.625%	06/01/15	295	245,587

Harrah’s Operating Co., Inc.	11.250%	06/01/17	795	898,350

Las Vegas Sands Corp.	6.375%	02/15/15	510	521,475

Mandalay Resort Group	7.625%	07/15/13	105	99,750

MGM Mirage, Inc.	13.000%	11/15/13	245	290,325

MGM Resorts International	10.375%	05/15/14	1,060	1,195,150

Pinnacle Entertainment, Inc.	8.625%	08/01/17	250	273,125

Scientific Games Corp.(a)	8.125%	09/15/18	35	35,438

Scientific Games International, Inc.	9.250%	06/15/19	350	363,125

Seneca Gaming Corp.(a)	8.250%	12/01/18	90	90,450

Snoqualmie Entertainment Authority(a)(c)	4.428%	02/01/14	150	130,500

Snoqualmie Entertainment Authority(a)	9.125%	02/01/15	305	283,650

Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.750%	08/15/20	405	441,450

Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.875%	05/01/20	190	205,438

				6,370,249

Coal & Consumable Fuels–0.2%
Consol Energy, Inc.(a)	8.250%	04/01/20	90	97,650

Commodity Chemicals–0.8%
Westlake Chemical Corp.	6.625%	01/15/16	465	482,438

Communications Equipment–0.4%
Hughes Network Systems LLC / HNS Finance Corp.	9.500%	04/15/14	215	222,794

Computer & Electronics Retail–0.1%
Rent-A-Center, Inc.(a)	6.625%	11/15/20	50	50,125

Computer Hardware–0.2%
SunGard Data Systems, Inc.(a)	7.375%	11/15/18	70	70,700

SunGard Data Systems, Inc.(a)	7.625%	11/15/20	70	71,225

				141,925

Computer Storage & Peripherals–0.4%
Segagate HDD Cayman (Cayman Islands)(a)	7.750%	12/15/18	235	239,994

Construction & Engineering–2.6%
American Residental Services LLC(a)	12.000%	04/15/15	90	94,725

Dycom Investments, Inc.	8.125%	10/15/15	525	536,812

MasTec, Inc.	7.625%	02/01/17	295	300,163

Tutor Perini Corp.(a)	7.625%	11/01/18	660	668,250

				1,599,950

Construction & Farm Machinery & Heavy Trucks–1.9%
CNH America LLC	7.250%	01/15/16	150	162,750

Manitowoc Co., Inc.	8.500%	11/01/20	145	155,331

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Construction & Farm Machinery & Heavy Trucks–(continued)

Navistar International Corp.	8.250%	11/01/21	$490	$530,425

Oshkosh Corp.	8.500%	03/01/20	205	226,013

Titan International, Inc.(a)	7.875%	10/01/17	100	106,250

				1,180,769

Construction Materials–1.7%
Cemex Finance LLC(a)	9.500%	12/14/16	410	424,559

Texas Industries, Inc.(a)	9.250%	08/15/20	585	624,487

				1,049,046

Consumer Discretionary–0.1%
Visant Corp.(a)	10.000%	10/01/17	35	37,275

Consumer Finance–2.4%
Capital One Capital VI	8.875%	05/15/40	170	177,437

Ford Motor Credit Co., LLC	8.000%	12/15/16	601	673,120

Ford Motor Credit Co., LLC	8.125%	01/15/20	315	366,975

National Money Mart Co. (Canada)	10.375%	12/15/16	250	272,500

				1,490,032

Department Stores–0.7%
Sears Holdings Corp.(a)	6.625%	10/15/18	425	401,625

Distillers & Vintners–0.8%
Constellation Brands, Inc.	7.250%	05/15/17	465	492,900

Diversified Banks–2.7%
Ally Financial, Inc.(a)	7.500%	09/15/20	1,105	1,176,825

Ally Financial, Inc.	8.000%	03/15/20	60	66,000

TMD Friction Finance SA (Luxembourg)(a)	10.750%	05/15/17	310	424,568

				1,667,393

Diversified Chemicals–0.4%
Kerling PLC (United Kingdom)(a)	10.625%	02/01/17	180	260,979

Diversified Support Services–0.1%
Mobile Mini, Inc.(a)	7.875%	12/01/20	35	36,488

Drug Retail–0.4%
General Nutrition Centers, Inc.(d)	5.750%	03/15/14	230	227,700

Electrical Components & Equipment–0.1%
Polypore International, Inc.(a)	7.500%	11/15/17	65	66,950

Environmental & Facilities Services–0.2%
EnergySolutions, Inc. / EnergySolutions LLC(a)	10.750%	08/15/18	130	142,675

Fertilizers & Agricultural Chemicals–0.3%
CF Industries, Inc.	7.125%	05/01/20	175	192,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Food Retail–1.0%
R&R Ice Cream Ltd. (United Kingdom)(a)	8.375%	11/15/17	$275	$385,866

Simmons Foods, Inc.(a)	10.500%	11/01/17	200	214,500

				600,366

Forest Products–0.0%
Sino-Forest Corp. (Canada)(a)	6.250%	10/21/17	30	30,124

Gas Utilities–1.2%
Bord Gais Eireann (Ireland)	5.750%	06/16/14	250	316,682

Ferrellgas, LP / Ferrellgas Finance Corp.(a)	6.500%	05/01/21	230	224,825

Suburban Propane Partners LLC / Suburban Energy Finance Corp.	7.375%	03/15/20	190	203,775

				745,282

Health Care Equipment–0.5%
DJO Finance LLC / DJO Finance Corp.	10.875%	11/15/14	255	279,225

Health Care Facilities–5.3%
Community Health Systems, Inc.	8.875%	07/15/15	675	712,125

Hanger Orthopedic Group, Inc.	7.125%	11/15/18	65	65,162

HCA, Inc.	7.875%	02/15/20	1,345	1,445,875

Health Management Associates, Inc.	6.125%	04/15/16	425	430,313

Healthsouth Corp.	7.250%	10/01/18	25	25,562

Healthsouth Corp.	7.750%	09/15/22	65	67,275

Healthsouth Corp.	8.125%	02/15/20	70	75,600

Tenet Healthcare Corp.	10.000%	05/01/18	350	411,250

				3,233,162

Health Care Services–0.2%
DaVita, Inc.	6.375%	11/01/18	65	64,837

Universal Hospital Services, Inc.(d)	8.500%	06/01/15	65	67,113

				131,950

Health Care Technology–0.5%
MedAssets, Inc.(a)	8.000%	11/15/18	335	338,350

Homebuilding–1.1%
K. Hovnanian Enterprises, Inc.	10.625%	10/15/16	460	476,100

M/I Homes, Inc.(a)	8.625%	11/15/18	95	95,713

Standard Pacific Corp.(a)	8.375%	05/15/18	85	85,425

				657,238

Hotels, Resorts & Cruise Lines–1.4%
Carlson Wagonlit BV (Netherlands)(a)(c)	6.795%	05/01/15	190	245,011

Royal Caribbean Cruises Ltd. (Liberia)	6.875%	12/01/13	195	208,650

Travelport LLC	9.875%	09/01/14	53	51,940

Travelport LLC	11.875%	09/01/16	360	355,500

				861,101

Household Products–0.3%
Central Garden and Pet Co.	8.250%	03/01/18	180	184,950

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Housewares & Specialties–0.0%
Jarden Corp.	6.125%	11/15/22	$20	$19,175

Independent Power Producers & Energy Traders–2.7%
AES Corp.	7.750%	03/01/14	775	831,187

NRG Energy, Inc.	7.375%	02/01/16	260	266,500

NRG Energy, Inc.	7.375%	01/15/17	520	533,000

				1,630,687

Industrial Conglomerates–1.1%
RBS Global, Inc. & Rexnord Corp.	8.500%	05/01/18	625	664,063

Industrial Gases–1.1%
Airgas, Inc.	7.125%	10/01/18	605	670,037

Industrial Machinery–0.6%
Mueller Water Products, Inc.	8.750%	09/01/20	35	39,025

SPX Corp.(a)	6.875%	09/01/17	290	309,575

				348,600

Integrated Telecommunication Services–2.5%
Intelsat Jackson Holdings SA (Luxembourg)(a)	7.250%	10/15/20	880	893,200

Qwest Communications International, Inc.(a)	7.125%	04/01/18	315	326,025

Wind Acquisition Finance SA (Luxembourg)(a)	7.250%	02/15/18	200	204,000

Wind Acquisition Finance SA (Luxembourg)(a)	7.375%	02/15/18	100	134,632

				1,557,857

Investment Banking & Brokerage–0.5%
E*Trade Financial Corp.	7.875%	12/01/15	290	289,275

IT Consulting & Other Services–1.3%
Unisys Corp.(a)	14.250%	09/15/15	640	771,200

Leisure Facilities–0.7%
Universal City Development Partners Ltd. / UCDP Finance, Inc.	8.875%	11/15/15	410	438,700

Leisure Products–0.1%
Toys R US–Delaware, Inc.(a)	7.375%	09/01/16	35	36,488

Life Sciences Tools & Services–0.3%
Patheon, Inc. (Canada)(a)	8.625%	04/15/17	175	175,438

Marine–0.4%
Hapag-Lloyd AG (Germany)(a)	9.000%	10/15/15	100	143,318

Stena AB (Sweden)	7.000%	12/01/16	105	105,131

				248,449

Medical Equipment Manufacturer–0.4%
ConvaTec Healthcare SA (Luxembourg)(a)	7.375%	12/15/17	100	135,969

ConvaTec Healthcare SA (Luxembourg)	10.875%	12/15/18	100	134,465

				270,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Metal & Glass Containers–0.8%
Ardagh Packaging Finance PLC (Ireland)(a)	9.250%	10/15/20	$305	$419,799

Ball Corp.	5.750%	05/15/21	100	97,500

				517,299

Movies & Entertainment–2.6%
AMC Entertainment Holdings, Inc.(a)	9.750%	12/01/20	105	109,331

AMC Entertainment, Inc.	8.000%	03/01/14	250	253,750

AMC Entertainment, Inc.	8.750%	06/01/19	515	551,050

Cinemark USA, Inc.	8.625%	06/15/19	165	179,438

NAI Entertainment Holdings LLC(a)	8.250%	12/15/17	445	469,475

				1,563,044

Multi-Line Insurance–4.4%
American International Group, Inc.	6.400%	12/15/20	320	334,000

American International Group, Inc.(c)	8.175%	05/15/58	75	79,687

Crum & Forster Holdings Corp.	7.750%	05/01/17	890	934,500

Hartford Financial Services Group, Inc.(c)	8.125%	06/15/38	215	230,718

Liberty Mutual Group, Inc., Ser A(a)	7.800%	03/15/37	599	594,508

Nationwide Mutual Insurance Co.(a)	9.375%	08/15/39	435	509,292

				2,682,705

Multi-Sector Holdings–0.3%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu(a)	7.125%	04/15/19	200	206,500

Office Services & Supplies–0.3%
IKON Office Solutions, Inc.	6.750%	12/01/25	105	101,325

Interface, Inc.(a)	7.625%	12/01/18	55	56,925

				158,250

Oil & Gas Drilling–0.4%
Precision Drilling Corp. (Canada)(a)	6.625%	11/15/20	145	148,262

Trinidad Drilling Ltd. (Canada)(a)	7.875%	01/15/19	75	77,290

				225,552

Oil & Gas Equipment & Services–1.9%
Bristow Group, Inc.	7.500%	09/15/17	160	168,000

Calfrac Holdings LP(a)	7.500%	12/01/20	75	75,515

Compagnie Generale de Geophysique SA (France)	7.500%	05/15/15	95	97,494

Complete Production Services, Inc.	8.000%	12/15/16	175	182,000

Key Energy Services, Inc.	8.375%	12/01/14	575	609,500

				1,132,509

Oil & Gas Exploration & Production–9.1%
Berry Petroleum Co.	6.750%	11/01/20	95	95,950

Chaparral Energy, Inc.	8.500%	12/01/15	650	664,625

Chesapeake Energy Corp.	9.500%	02/15/15	365	412,450

Cimarex Energy Co.	7.125%	05/01/17	280	291,550

Concho Resources, Inc.	7.000%	01/15/21	65	66,950

Continental Resources, Inc.(a)	7.125%	04/01/21	80	84,400

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Oil & Gas Exploration & Production–(continued)

Continental Resources, Inc.	7.375%	10/01/20	$180	$190,350

Continental Resources, Inc.	8.250%	10/01/19	130	142,675

Encore Acquisition Co.	9.500%	05/01/16	230	256,162

EXCO Resources, Inc.	7.500%	09/15/18	325	318,500

Forest Oil Corp.	7.250%	06/15/19	290	295,075

Harvest Operations Corp. (Canada)(a)	6.875%	10/01/17	200	206,500

McMoRan Exploration Co.	11.875%	11/15/14	430	476,762

Newfield Exploration Co.	7.125%	05/15/18	195	206,213

Petrohawk Energy Corp.	7.250%	08/15/18	180	182,475

Petrohawk Energy Corp.	7.875%	06/01/15	450	469,688

Pioneer Natural Resources Co.	6.650%	03/15/17	160	170,854

Plains Exploration & Production Co.	7.625%	06/01/18	210	222,075

Plains Exploration & Production Co.	7.750%	06/15/15	370	387,575

Range Resources Corp.	7.500%	05/15/16	235	244,400

Whiting Petroleum Corp.	6.500%	10/01/18	140	142,100

				5,527,329

Oil & Gas Refining & Marketing–1.6%
Petroplus Finance Ltd. (Bermuda)(a)	6.750%	05/01/14	95	87,875

Tesoro Corp.	6.500%	06/01/17	440	442,750

United Refining Co.	10.500%	08/15/12	450	442,688

				973,313

Oil & Gas Storage & Transportation–4.4%
Copano Energy LLC / Copano Energy Finance Corp.	8.125%	03/01/16	445	462,800

Genesis Energy LP / Genesis Energy Finance Corp.(a)	7.875%	12/15/18	105	104,475

Inergy LP	8.250%	03/01/16	830	869,425

MarkWest Energy Partners LP / MarkWest Energy Finance Corp.	6.750%	11/01/20	95	94,881

MarkWest Energy Partners LP / MarkWest Energy Finance Corp.	8.500%	07/15/16	310	327,437

MarkWest Energy Partners LP / Markwest Energy Finance Corp.	8.750%	04/15/18	435	472,519

Overseas Shipholding Group, Inc.	8.125%	03/30/18	135	136,012

Regency Energy Partners LP / Regency Energy Finance Corp.	6.875%	12/01/18	205	208,588

				2,676,137

Other Diversified Financial Services–2.6%
Cantor Fitzgerald LP(a)	7.875%	10/15/19	275	278,020

International Lease Finance Corp.(a)	6.750%	09/01/16	175	184,953

International Lease Finance Corp.(a)	7.125%	09/01/18	175	186,812

International Lease Finance Corp.	8.250%	12/15/20	115	119,313

International Lease Finance Corp.(a)	8.750%	03/15/17	737	794,117

				1,563,215

Packaged Foods & Meats–1.5%
Chiquita Brands International, Inc.	8.875%	12/01/15	175	179,156

JBS USA LLC Finance, Inc.	11.625%	05/01/14	625	732,813

				911,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Paper Products–2.3%
Clearwater Paper Corp.(a)	7.125%	11/01/18	$100	$103,750

Mercer International, Inc.(a)	9.500%	12/01/17	135	139,725

Neenah Paper, Inc.	7.375%	11/15/14	170	173,400

P.H. Glatfelter Co.	7.125%	05/01/16	320	331,313

Sappi Papier Holding AG (Austria)(a)	6.750%	06/15/12	635	635,692

				1,383,880

Personal Products–0.5%
NBTY, Inc.(a)	9.000%	10/01/18	90	96,075

Sabra Health Care LP / Sabra Capital Corp.(a)	8.125%	11/01/18	210	217,613

				313,688

Pharmaceuticals–1.6%
Axcan Intermediate Holdings, Inc.	12.750%	03/01/16	255	263,287

Elan Finance PLC / Elan Finance Corp. (Ireland)(a)	8.750%	10/15/16	145	147,537

Endo Pharmaceuticals Holdings, Inc.(a)	7.000%	12/15/20	45	46,125

Mylan, Inc.(a)	6.000%	11/15/18	435	429,563

Valeant Pharmaceuticals International(a)	6.750%	10/01/17	35	34,913

Valeant Pharmaceuticals International(a)	7.000%	10/01/20	35	34,650

				956,075

Property & Casualty Insurance–0.3%
XL Group PLC (Ireland)(c)	6.500%	12/29/49	220	190,300

Publishing–1.0%
Gannett Co., Inc.	8.750%	11/15/14	50	56,125

Gannett Co., Inc.	9.375%	11/15/17	575	641,125

				697,250

Railroads–0.5%
Kansas City Southern de Mexico SA de CV (Mexico)	8.000%	02/01/18	286	308,592

Real Estate Services–0.3%
CB Richard Ellis Services, Inc.(a)	6.625%	10/15/20	215	215,806

Regional Banks–4.1%
CIT Group, Inc.	7.000%	05/01/14	825	833,250

CIT Group, Inc.	7.000%	05/01/17	750	753,750

Regions Financial Corp.	7.375%	12/10/37	390	366,600

Zions Bancorp.	5.500%	11/16/15	535	521,625

				2,475,225

Research & Consulting Services–0.2%
FTI Consulting, Inc.(a)	6.750%	10/01/20	125	124,687

Restaurants–0.1%
Dunkin Finance Corp.(a)	9.625%	12/01/18	35	35,700

Semiconductor Equipment–0.7%
Amkor Technology, Inc.	7.375%	05/01/18	400	417,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Semiconductors–2.1%
Freescale Semiconductor, Inc.(d)	9.125%	12/15/14	$490	$513,275

Freescale Semiconductor, Inc.(a)	9.250%	04/15/18	361	398,905

Freescale Semiconductor, Inc.(a)	10.750%	08/01/20	45	49,388

NXP BV / NXP Funding LLC (Netherlands)	7.875%	10/15/14	325	340,031

				1,301,599

Specialized REIT’s–0.6%
Host Hotels & Resorts, Inc.(a)	6.000%	11/01/20	205	201,925

Omega Healthcare Investors, Inc.(a)	6.750%	10/15/22	155	153,838

				355,763

Specialty Chemicals–1.6%
Ferro Corp.	7.875%	08/15/18	270	285,525

Huntsman International LLC	7.375%	01/01/15	277	284,617

Nalco Co.(a)	6.625%	01/15/19	70	71,750

PolyOne Corp.	7.375%	09/15/20	340	353,600

				995,492

Specialty Stores–1.5%
Michaels Stores, Inc.(a)	7.750%	11/01/18	70	69,825

Sally Holdings LLC / Sally Capital, Inc.	9.250%	11/15/14	790	833,450

				903,275

Steel–1.3%
AK Steel Corp.	7.625%	05/15/20	285	287,850

FMG Resources August 2006 Pty Ltd. (Australia)(a)	6.375%	02/01/16	180	180,521

Steel Dynamics, Inc.	7.750%	04/15/16	110	116,600

United States Steel Corp.	7.000%	02/01/18	140	141,400

United States Steel Corp.	7.375%	04/01/20	50	51,000

				777,371

Systems Software–2.3%
Allen Systems Group, Inc.(a)	10.500%	11/15/16	550	563,750

Vangent, Inc.	9.625%	02/15/15	955	869,050

				1,432,800

Textiles–0.7%
Levi Strauss & Co.	7.625%	05/15/20	420	435,750

Tires & Rubber–0.7%
Cooper Tire & Rubber Co.	8.000%	12/15/19	425	435,625

Trading Companies & Distributors–1.4%
Ashtead Capital, Inc.(a)	9.000%	08/15/16	320	335,200

H&E Equipment Services, Inc.	8.375%	07/15/16	485	497,125

				832,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        Invesco Van Kampen High Income Trust II

			Par
			Amount
	Coupon	Maturity	(000)	Value

Trucking–1.6%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(a)	8.250%	01/15/19	$420	$425,250

Hertz Corp.(a)	7.375%	01/15/21	340	348,500

Hertz Corp.(a)	7.500%	10/15/18	175	183,312

				957,062

Wireless Telecommunication Services–7.3%
Cleawire Communications LLC/Clearwire Finance, Inc.(a)	12.000%	12/01/15	590	640,150

Cricket Communications, Inc.	7.750%	05/15/16	305	318,344

Cricket Communications, Inc.(a)	7.750%	10/15/20	280	268,800

Digicel Group Ltd. (Bermuda)(a)	8.875%	01/15/15	100	101,625

Digicel Ltd. (Bermuda)(a)	8.250%	09/01/17	355	370,088

MetroPCS Wireless, Inc.	6.625%	11/15/20	255	243,525

MetroPCS Wireless, Inc.	7.875%	09/01/18	170	176,056

SBA Telecommunications, Inc.	8.250%	08/15/19	450	492,750

Sprint Capital Corp.	6.875%	11/15/28	125	109,531

Sprint Capital Corp.	6.900%	05/01/19	995	993,756

Sprint Nextel Corp.	8.375%	08/15/17	400	427,000

Wind Acquisition Finance SA (Luxembourg)(a)	11.750%	07/15/17	250	281,250

				4,422,875

Total Corporate Bonds–138.6%				84,432,169

Equities–0.9%
Ally Financial, Inc. (287 Preferred Shares)(a)				271,260

Citigroup Capital XIII (9,525 Preferred Shares)(c)(e)				255,856

Hosiery Corp. of America, Inc., Class A (1,000 Common Shares)(e)(f)				0

Total Equities–0.9%				527,116

Total Long-Term Investments–139.5% (Cost $80,877,996)				84,959,285

Money Market Funds–1.0%
Liquid Assets Portfolio–Institutional Class(g)				311,411

Premier Portfolio–Institutional Class(g)				311,411

Total Money Market Funds–1.0% (Cost $622,822)				622,822

TOTAL INVESTMENTS–140.5% (Cost $81,500,818)				85,582,107

BORROWINGS–(42.7%)				(26,000,000)

OTHER ASSETS IN EXCESS OF LIABILITIES–2.2%				1,334,370

NET ASSETS–100.0%				$60,916,477

Percentages are calculated as a percentage of net assets.

Notes to Schedule of Investments:

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at December 31, 2010 was $247,350, which represented 0.41% of the Trust’s net assets.
(c)	Interest or dividend rate is predetermined periodically. Rate shown is the rate in effect on December 31, 2010.
(d)	Payment-in-kind security.
(e)	Non-income producing security.
(f)	Security has been deemed illiquid.
(g)	The money market fund and the Trust are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        Invesco Van Kampen High Income Trust II

Statement of Assets and Liabilities

December 31, 2010

Assets:
Investments, at value (Cost $80,877,996)	$84,959,285

Investments in affiliated money market funds, at value and cost	622,822

Receivables:
Interest	1,535,527

Dividends	105

Investments sold	514,459

Total assets	87,632,198

Liabilities:
Foreign currency overdraft (Cost $12,816)	10,676

Payables:
Borrowings	26,000,000

Investments purchased	386,094

Affiliates	65,368

Income distributions	22,917

Custodian bank	14,276

Accrued interest expense	90,676

Accrued expenses	125,714

Total liabilities	26,715,721

Net assets applicable to common shares	$60,916,477

Net asset value per common share ($60,916,477 divided by 3,770,265 shares outstanding)	$16.16

Net assets consist of:
Shares of beneficial interest ($0.01 par value with an unlimited number of shares authorized, 3,770,265 shares issued and outstanding)	$98,144,811

Net unrealized appreciation	4,081,247

Accumulated undistributed net investment (loss)	(93,956)

Accumulated net realized gain (loss)	(41,215,625)

Net assets applicable to common shares	$60,916,477

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        Invesco Van Kampen High Income Trust II

Statement of Operations

For the year ended December 31, 2010

Investment income:
Interest	$7,459,050

Dividends from affiliated money market funds	21,633

Other	105,764

Total income	7,586,447

Expenses:
Investment advisory fee	597,234

Interest expense	488,393

Professional fees	205,964

Administrative services fees	50,934

Trustees’ and officers’ fees and benefits	42,498

Reports to shareholders	40,406

Listing fees	36,266

Transfer agent fees	32,149

Preferred share maintenance	22,207

Custody	10,663

Other	3,835

Total expenses	1,530,549

Less: Fees waived	21,660

Net expenses	1,508,889

Net investment income	6,077,558

Realized and unrealized gain (loss):
Realized gain (loss):
Investments	2,843,333

Foreign currency transactions	9,027

Net Realized Gain	2,852,360

Unrealized appreciation (depreciation):
Beginning of the period	4,217,084

End of the period:
Investments	4,081,289

Foreign currency translation	(42)

4,081,247

Net unrealized appreciation (depreciation) during the period	(135,837)

Net realized and unrealized gain	2,716,523

Distributions to preferred shareholders	(20,881)

Net increase in net assets applicable to common shares from operations	$8,773,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        Invesco Van Kampen High Income Trust II

Statements of Changes in Net Assets

For the years ended December 31, 2010 and 2009

	2010	2009

From investment activities:
Operations:
Net investment income	$6,077,558	$6,893,712

Net realized gain (loss)	2,852,360	(6,969,064)

Net unrealized appreciation (depreciation) during the period	(135,837)	25,530,129

Distributions to preferred shareholders:
Net investment income	(20,881)	(1,574,640)

Change in net assets applicable to common shares from operations	8,773,200	23,880,137

Distributions to common shareholders:
Net investment income	(5,853,346)	(5,297,230)

Net change in net assets applicable to common shares from investment activities	2,919,854	18,582,907

Net assets applicable to common shares:
Beginning of the period	57,996,623	39,413,716

End of the period (including accumulated undistributed net investment income (loss) of $(93,956) and $(481,092), respectively)	$60,916,477	$57,996,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        Invesco Van Kampen High Income Trust II

Statement of Cash Flows

For the year ended December 31, 2010

Net increase in net assets applicable to common shares from operations	$8,773,200

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(112,027,403)

Proceeds from sales of investments	117,927,261

Net sales of short-term investments	1,305,178

Amortization of premium	(62,610)

Accretion of discount	(468,659)

Net realized (gain) loss on investments	(2,852,360)

Net change in unrealized depreciation on investments	135,795

Decrease in interest receivables	267,660

Increase in dividends receivables	(105)

Decrease in other assets	24,052

Increase in foreign currency overdraft	10,676

Decrease in affiliates payable	(20,465)

Increase in accrued interest expense	90,676

Decrease in trustees’ deferred compensation and retirement plans	(520,860)

Decrease in accrued expenses	(315,366)

Increase in custodian bank payable	14,276

Net cash provided by operating activities	12,280,946

Cash flows from financing activities:
Repayments of bank borrowings	(2,000,000)

Retirement of preferred shares	(4,400,000)

Dividends paid	(5,881,801)

Net cash used for financing activities	(12,281,801)

Net change in cash	(855)

Cash at the beginning of the period	855

Cash at the end of the period	$-0-

Supplemental disclosures of cash flow information
Cash paid during the year for interest	$468,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        Invesco Van Kampen High Income Trust II

Financial Highlights

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.

	Year ended December 31,
	2010		2009ˆ	2008ˆ	2007ˆ	2006ˆ

Net asset value, beginning of the period	$15.38		$10.45	$20.40	$21.45	$21.40

Net investment income(a)	1.61		1.83	2.45	2.55	2.45

Net realized and unrealized gain (loss)	0.73		4.93	(9.90)	(1.00)	0.25

Distributions paid to preferred shareholders:
Net investment income	(0.01)		(0.42)	(1.00)	(0.95)	(0.85)

Total from investment operations	2.33		6.34	(8.45)	0.60	1.85

Distributions paid to common shareholders:
Net investment income	(1.55)		(1.41)	(1.50)	(1.65)	(1.80)

Net asset value, end of the period	$16.16		$15.38	$10.45	$20.40	$21.45

Common share market price at end of the period	$16.02		$14.48	$8.90	$18.15	$20.10

Total return at net asset value*(b)	15.55%

Total return at market value*(c)	21.67%		83.40%	(45.03)%	(1.71)%	6.02%

Net assets applicable to common shares at end of the period (In millions)	$60.9		$58.0	$39.4	$77.0	$81.1

Ratio of expenses to average net assets applicable to common shares*(d)	2.57	%(e)	2.31%	1.94%	1.84%	2.00%

Ratio of net investment income to average net assets applicable to common shares*(d)	10.34	%(e)	14.13%	14.65%	12.06%	11.69%

Portfolio turnover(f)	135%		58%	46%	37%	48%

* If certain expenses had not been assumed by the adviser, total returns would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets applicable to common shares(d)	2.61	%(e)	2.40%	2.04%	1.93%	2.05%

Ratio of net investment income to average net assets applicable to common shares(d)	10.31	%(e)	14.04%	14.55%	11.97%	11.64%

Supplemental ratios:
Ratio of expenses (excluding interest expense) to average net assets applicable to common shares(d)	1.74	%(e)

Ratio of net investment income to average net assets applicable to common shares(g)	10.31	%(e)	10.90%	8.56%	7.61%	7.70%

Senior Indebtedness:
Total preferred shares outstanding	-0-		176	1,296	2,616	2,616

Asset coverage per preferred share(h)	N/A		$354,600	$55,444	$54,487	$56,040

Liquidating preference per preferred share	N/A		$25,000	$25,000	$25,000	$25,000

Total borrowing outstanding (In thousands)	$26,000		$28,000	N/A	N/A	N/A

(a)	Based on average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon those net asset values differ from the net asset value and returns for shareholders transactions.
(c)	Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.
(d)	Ratios do not reflect the effect of dividend payments to preferred shareholders.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $58,753.
(f)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(g)	Ratios reflect the effect of dividend payments to preferred shareholders.
(h)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets and dividing this by the number of preferred shares outstanding.
N/A=Not Applicable

ˆ	Share amounts, net asset values and common share market prices have been adjusted as a result of the 1-for-5 reverse common share split on May 22, 2009.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        Invesco Van Kampen High Income Trust II

Notes to Financial Statements

December 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Van Kampen High Income Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. Effective June 1, 2010, the Trust name changed from Van Kampen High Income Trust II to Invesco Van Kampen High Income Trust II.
  The Trust’s investment objective is to provide high current income, while seeking to preserve shareholders’ capital through investment in a professionally managed diversified porfolio of income producing, fixed income securites.
  The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

22        Invesco Van Kampen High Income Trust II

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — The Trust declares and pays monthly dividends from net investment income to common shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to common and preferred shareholders. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

Effective June 1, 2010, the Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Trust pays an advisory fee to the Adviser based on the annual rate 0.70% of the Trust’s average daily net assets including current preferred shares and bank borrowing entered into to retire previously issued preferred shares of the Trust. For the period January 1, 2010 to May 31, 2010, the Trust paid an advisory fee of $247,443 to Van Kampen Asset Management (“VKAM”) based on the annual rate and the Trust’s average daily net assets as discussed above. Prior to June 1, 2010, VKAM voluntarily waived $17,674 of advisory fees of the Trust.
  Effective June 1, 2010, under the terms of master intergroup sub-advisory contracts between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Trust, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Trust based on the percentage of assets allocated to such Sub-Adviser(s).

23        Invesco Van Kampen High Income Trust II

  Effective June 1, 2010, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Trust’s expenses (excluding certain items discussed below) to 2.02%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Trust’s expenses to exceed the limit reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period June 1, 2010 to December 31, 2010, the Adviser waived advisory fees of $3,986.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. Prior to June 1, 2010, under separate accounting services and chief compliance officer (“CCO”) employment agreements, Van Kampen Investments Inc. (“VKII”) provided accounting services and the CCO provided compliance services to the Trust. Pursuant to such agreements, the Trust paid $6,564 to VKII. For the year ended December 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian and fund accountant and provides certain administrative services to the Trust.
  Prior to June 1, 2010, under a legal services agreement, VKII provided legal services to the Trust. Pursuant to such agreement, the Trust paid $28,797 to VKII.
  Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Trust’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of December 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended December 31, 2010, there were no significant transfers between levels.

	Level 1	Level 2	Level 3	Total

Corporate Bonds	$—	$84,432,169	$—	$84,432,169

Equity Securities	622,822	527,116	—	1,149,938

Total	$622,822	$84,959,285	$—	$85,582,107

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Trust may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Trust to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Trust. These agreements were terminated during the period.
  For the period ended December 31, 2010, the Trust paid legal fees of $76,866 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

24        Invesco Van Kampen High Income Trust II

NOTE 5—Cash Balances and Borrowings

The Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.
  The Trust entered into a $30 million annual revolving credit agreement which will terminate on September 30, 2011. This revolving credit agreement is secured by the assets of the Trust. In connection with this agreement, for the year ended December 31, 2010, the Trust incurred fees of approximately $488,393, as disclosed on the Statement of Operations. For the year ended December 31, 2010, the average daily balance of borrowings under the credit agreement was $26,263,014 with a weighted average interest rate of 0.24%.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2010 and 2009:

	2010	2009

Ordinary income	$5,874,227	$6,897,501

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$11,894

Net unrealized appreciation — investments	4,038,216

Net unrealized appreciation (depreciation) — other investments	(93,855)

Post-October deferrals	(36,444)

Capital loss carryforward	(41,148,145)

Shares of beneficial interest	98,144,811

Total net assets	$60,916,477

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and defaulted bonds.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Trust is limited to utilizing $41,148,145 of capital loss carryforward in the fiscal year ending December 31, 2010.
  The Trust utilized $2,668,556 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Trust has a capital loss carryforward as of December 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

December 31, 2011	$6,782,916

December 31, 2012	875,105

December 31, 2013	565,263

December 31, 2014	4,400,827

December 31, 2015	47,559.

December 31, 2016	9,476,998

December 31, 2017	18,999,477

Total capital loss carryforward	$41,148,145

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

25        Invesco Van Kampen High Income Trust II

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Trust during the year ended December 31, 2010 was $112,413,497 and $118,109,849, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$4,255,815

Aggregate unrealized (depreciation) of investment securities	(311,411)

Net unrealized appreciation of investment securities	$3,944,404

Cost of investments for tax purposes is $81,637,703.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of a capital loss carryforward expiring on December 31, 2010, undistributed net investment income (loss) was increased by $183,805 undistributed net realized gain (loss) was increased by $14,174,778 and shares of beneficial interest decreased by $14,358,583. This reclassification had no effect on the net assets of the Trust.

NOTE 9—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009

Beginning shares	3,770,265	18,851,327

1-for-5 Reverse Common Share Split	-0-	(15,081,062)

Ending shares	3,770,265	3,770,265

NOTE 10—Change in Independent Registered Public Accounting Firm (unaudited)

The Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified thereafter and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Trust for the fiscal year following May 31, 2010. Prior to May 31, 2010, the Trust’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor for the Trust’s current fiscal year in connection with the appointment of Invesco Advisers as investment adviser to the Trust (“New Advisory Agreement”).
  Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Trust. The Prior Auditor’s report on the financial statements of the Trust for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

NOTE 11—Preferred Shares

During the year ended December 31, 2010, the Trust retired all of its outstanding Auction Preferred Shares (APS). Historically, the Trust paid annual fees equivalent to 0.25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auction. Effective March 19, 2009, the Trust had decreased this amount to 0.15% due to auction failures. These fees are included as a component of “Preferred Share Maintenance” expense on the Statement of Operations.
  The APS were redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends.
  For the year ended December 31, 2010, transactions in preferred shares were as follows:

	Series A	Liquidation	Series B	Liquidation
	Shares	Value	Shares	Value

Outstanding at December 31, 2009	75	$1,875,000	101	$2,525,000

Amount retired	(75)	(1,875,000)	(101)	(2,525,000)

Outstanding at December 31, 2010	0	$0	0	$0

26        Invesco Van Kampen High Income Trust II

NOTE 12—Legal Matters

On January 17, 2011, a Consolidated Amended Shareholder Derivative Complaint was filed on behalf of Invesco Van Kampen High Income Trust II, Invesco Van Kampen Advantage Municipal Income Trust II, Invesco Van Kampen Municipal Opportunity Trust, Invesco Van Kampen Municipal Trust and Invesco Van Kampen Senior Income Trust (the “Trusts”) against Van Kampen Asset Management, Morgan Stanley and certain current and former executive officers of the Trusts (collectively, the “Defendants”) alleging that they breached their fiduciary duties to common shareholders by causing the Trusts to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value when the secondary market valued the ARPS at a significant discount from their liquidation values. The Complaint also alleges that the redemption of the ARPS occurred at the expense of the Trusts and their common shareholders. This Complaint amends and consolidates two separate complaints that were filed by Clifford T. Rotz, Jr., Robert Fast and Gene Turban on July 22, 2010, and by Harry Suleski, Leon McDermott, Marilyn Morrison and John Johnson on August 3, 2010. Each of the Trusts initially received a demand letter from the plaintiffs on April 8, 2010. Plaintiffs seek judgment that: 1) orders Defendants to refrain from redeeming any ARPS at their liquidation value using Trusts assets; 2) awards monetary damages against all Defendants, individually, jointly or severally, in favor of the Trusts, for all losses and damages allegedly suffered as a result of the redemptions of ARPS at their liquidation value; 3) grants appropriate equitable relief to remedy the Defendants’ breaches of fiduciary duties; and 4) awards to Plaintiffs the costs and disbursements of the action. The Board has formed a committee to investigate these claims and make a recommendation to the Board regarding whether maintenance of these claims is in the best interests of the Trusts, and the parties to the litigation have agreed to a temporary stay of the litigation pending the Board’s determination.
  Management of Invesco and the Trusts believe that the outcome of the proceedings described above will have no material adverse effect on the Trusts or on the ability of Invesco to provide ongoing services to the Trusts.

27        Invesco Van Kampen High Income Trust II

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Van Kampen High Income Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Van Kampen High Income Trust II (formerly known as Van Kampen High Income Trust II hereafter referred to as the “Trust”) at December 31, 2010, the results of its operations, the changes in its net assets and its cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Trust for the periods ended December 31, 2009 and prior were audited by other independent auditors whose report dated February 19, 2010 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

February 22, 2011
Houston, Texas

28        Invesco Van Kampen High Income Trust II

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.0%
Corporate Dividends Received Deduction*	0.0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

29        Invesco Van Kampen High Income Trust II

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Van Kampen High Income Trust II was held on Friday, July 16, 2010. The Meeting was held for the following purpose:

(1)	Elect four Class III Trustees, each by the holders of Common Shares, each of whom will serve for a three year term or until a successor has been duly elected and qualified.

The results of the voting on the above matters were as follows:

			Votes
	Matter	Votes For	Withheld

(1)	R. Craig Kennedy	3,118,747	183,418
	Jack E. Nelson	3,109,399	192,766
	Colin D. Meadows	3,122,016	180,149
	Hugo F. Sonnenschein	3,114,706	187,459

30        Invesco Van Kampen High Income Trust II

Trustees and Officers
The address of each trustee and officer is 1555 Peachtree, N.E., Atlanta, Georgia 30309. The trustees serve for the life of the Fund, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Fund’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors.	18	None

Independent Trustees

Wayne M. Whalen[1] — 1939 Trustee and Chair	1989	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	227	Director of the Abraham Lincoln Presidential Library Foundation

David C. Arch — 1945 Trustee	1989	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	227	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

Jerry D. Choate — 1938 Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (''Allstate’’) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney Dammeyer — 1940 Trustee	1989	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	227	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Linda Hutton Heagy — 1948 Trustee	2003	Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and an Associate at Price Waterhouse.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy — 1952 Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc.

Howard J Kerr — 1935 Trustee	1992	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

Jack E. Nelson — 1936 Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein — 1940 Trustee	1994	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	227	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2003	Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Director/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

				Chairperson of the Board of Trustees of the Institute for Defense Analyses, afederally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

Other Officers

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2010	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds	N/A	N/A

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund
			Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2010	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

Office of the Fund	Investment Adviser	Auditors	Custodian
1555 Peachtree Street, N.E.	Invesco Advisers, Inc.	PricewaterhouseCoopers LLP	State Street Bank and Trust Company
Atlanta, GA 30309	1555 Peachtree Street, N.E.	1201 Louisiana Street, Suite 2900	225 Franklin
	Atlanta, GA 30309	Houston, TX 77002-5678	Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent
Skadden, Arps, Slate, Meagher & Flom, LLP	Invesco Investment Services, Inc.
155 West Wacker Drive	P.O. Box 4739
Chicago, IL 60606	Houston, TX 77210-4739

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is 811-05769.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

VK-CE-HINC2-AR-1	Invesco Distributors, Inc.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
          The information set forth below for the 2010 fiscal year relates to fees billed by the Fund’s Prior and Current Auditors:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 12/31/2010	Services Rendered to	year end 12/31/2009
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	12/31/2010	Requirement(1)	12/31/2009	Requirement(1)
Audit Fees	$35,000	N/A	$51,745	N/A
Audit-Related Fees(2)	$0	0%	$830	0%
Tax Fees(3)	$6,000	0%	$2,750	0%
All Other Fees(4)	$1,667	0%	$0	0%

Total Fees	$42,667	0%	$55,325	0%
PWC billed the Registrant aggregate non-audit fees of $7,667 for the fiscal year ended December 31, 2010. D&T billed the Registrant aggregate non-audit fees of $3,580 for the fiscal year ended December 31, 2009.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end December 31, 2009 includes fees billed for agreed upon procedures provided that are reasonably related to the performance of the audit of the financial statements.

(3)	Tax fees for the fiscal year end December 31, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end December 31, 2009 includes fees billed for reviewing tax returns.

(4)	All Other fees for the fiscal year end December 31, 2010 includes fees billed for completing professional services related to benchmark analysis.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
          PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	12/31/2010 That Were	Provided for fiscal year	12/31/2009 That Were	Provided for fiscal year
	Required	end 12/31/2010	Required	end 12/31/2009
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended December 31, 2010, and $0 for the fiscal year ended December 31, 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(a)	Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2. PROXY POLICIES AND PROCEDURES — RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010
The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).
A. POLICY STATEMENT
Introduction
Our Belief
The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.
In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.
Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

January 2010	I.2 — 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy administration
The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.
The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.
Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.
Important principles underlying the Invesco Proxy Voting Guidelines
I. Accountability
Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
•	Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

January 2010	I.2 — 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.
•	Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•	Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•	Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•	Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•	Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•	Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

January 2010	I.2 — 3

•	Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.
II. Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
•	Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•	Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

January 2010	I.2 — 4

•	Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•	Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.
III. Capitalization
Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV. Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.
V. Anti-Takeover Measures
Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI. Shareholder Proposals on Corporate Governance
Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

January 2010	I.2 — 5

VII. Shareholder Proposals on Social Responsibility
The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.
VIII. Routine Business Matters
Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.
Summary
These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.
Exceptions
In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.
Share-lending programs
One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.
“Share-blocking”
Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally

January 2010	I.2 — 6

refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.
International constraints
An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.
Exceptions to these Guidelines
Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.
Resolving potential conflicts of interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.
Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.
If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of

January 2010	I.2 — 7

interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.
On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.
Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.
Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
C. RECORDKEEPING
Records are maintained in accordance with Invesco’s Recordkeeping Policy.
Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

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ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
•	Peter Ehret, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2001.

•	Darren Hughes, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 1992.

•	Scott Roberts, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco and/or its affiliates since 2000.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
          Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects the portfolio managers’ investments in the Funds that they manage. The chart also reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.
The following information is as of December 31, 2010:

		Other Registered		Other Pooled
		Investment Companies		Investment Vehicles		Other Accounts
		Managed (assets in		Managed (assets in		Managed
	Dollar Range	millions)		millions)		(assets in millions)
	of	Number		Number		Number
Portfolio	Investments	of		of		of
Manager	in Each Fund[1]	Accounts	Assets	Accounts	Assets	Accounts	Assets
Invesco Van Kampen High Income Trust II
Peter Ehret	None	11	$2,133.7	None	None	None	None
Darren Hughes	None	9	$2,023.2	None	None	None	None
Scott Roberts	None	7	$1,682.6	None	None	None	None
Potential Conflicts of Interest
          Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More

[1]	This column reflects investments in a Fund’s shares owned directly by a portfolio manager or beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). A portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
➢	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.
          The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each affiliated Sub-Adviser
          The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
          Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.
          Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
          Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Sub-Adviser	Performance time period[2]
Invesco [3,4,5] Invesco Australia Invesco Deutschland	One-, Three- and Five-year performance against Fund peer group.

Invesco Senior Secured	N/A

Invesco Trimark[3]	One-year performance against Fund peer group.

Three- and Five-year performance against entire universe of Canadian funds.

Invesco Hong Kong[3] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco Japan[6]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.
          Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
          High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group

[2]	Rolling time periods based on calendar year-end.

[3]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[4]	Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Select Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[5]	Portfolio Managers for Invesco Balanced Fund, Invesco Basic Balanced Fund, Invesco Basic Value Fund, Invesco Fundamental Value Fund, Invesco Large Cap Basic Value Fund, Invesco Large Cap Relative Value Fund, Invesco Mid Cap Basic Value Fund, Invesco Mid-Cap Value Fund, Invesco U.S. Mid Cap Value Fund, Invesco Value Fund, Invesco Value II Fund, Invesco V.I. Basic Balanced Fund, Invesco V.I. Basic Value Fund, Invesco V.I. Select Dimensions Balanced Fund, Invesco V.I. Income Builder Fund, Invesco Van Kampen American Value Fund, Invesco Van Kampen Comstock Fund, Invesco Van Kampen Equity and Income Fund, Invesco Van Kampen Growth and Income Fund, Invesco Van Kampen Value Opportunities Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Equity and Income Fund, Invesco Van Kampen V.I. Mid Cap Value Fund and Invesco Van Kampen V.I. Value Fund’s compensation is based on the one-, three- and five-year performance against the Fund’s peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 5, they also have a ten-year performance measure.

[6]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark. Furthermore, for the portfolio manager(s) formerly managing the predecessor fund to Invesco Pacific Growth Fund, they also have a ten-year performance measure.

or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
          Equity-Based Compensation. Portfolio managers may be granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of December 14, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 14, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen High Income Trust II

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: March 11, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: March 11, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: March 11, 2011

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.